THE FOLLOWING AGREEMENT IS SUBSTANTIALLY THE SAME FOR THE FOLLOWING PROPERTIES EXCEPT FOR THE FOLLOWING:

Midland:  	The maximum amount to be funded $5,760,000
Lubbock:  	The maximum amount to be funded $5,582,195
Beaumont:  	The maximum amount to be funded $5,885,201
Amarillo:	The maximum amount to be funded $3,700,000
Clarksville:	The maximum amount to be funded $3,700,000
Wichita Falls:	The maximum amount to be funded $5,678,825
San Angelo:	The maximum amount to be funded $80,094

                           LEASEHOLD IMPROVEMENT AGREEMENT

                                        AMONG

                         MEDITRUST ACQUISITION CORPORATION I

                                         AND

                                     ESC I, L.P.

                                         AND

                                EMERITUS CORPORATION

                           LEASEHOLD IMPROVEMENT AGREEMENT

    THIS LEASEHOLD IMPROVEMENT AGREEMENT is made as of April 15, 1996 by and among ESC I, L.P., a Washington limited partnership, the general partner of which is ESC G.P. I, Inc., a Washington corporation (the "Lessee"), and MEDITRUST ACQUISITION CORPORATION a Massachusetts corporation (the "Lessor").

    1.   BACKGROUND

    1.1  LESSEE.

    Lessee is a partnership whose general partner is a corporation which is a wholly-owned Subsidiary of the Guarantor (as hereinafter defined). The Guarantor is a corporation the stock of which is publicly traded on the American Stock Exchange.

    1.2     THE LAND AND  EXISTING IMPROVEMENTS.

    Lessor is the owner of a certain parcel of land located in Midland, Midland County, Texas and more particularly described on EXHIBIT A (the "Land").

    1.3     THE FACILITY LEASE.

    Lessor and Lessee have entered into that certain Facility Lease Agreement of even date herewith, relating to the Land (the "Facility Lease"), a Memorandum of which is to be recorded with the Midland County, Texas real estate records.

    1.4     PROJECT.

    Lessee proposes to construct a 80 unit 90 bed assisted living facility and other improvements, including, without limitation, accessory parking and landscaping on the Land (collectively, the "Improvements"). The Land and the Improvements are collectively referred to herein as the "Project".

    1.5 LESSOR'S AGREEMENT TO FUND THE PROJECT AND LESSEE'S AGREEMENT TO SUPERVISE THE PROJECT.

         Lessee and Lessor have agreed that the Project will be a benefit to the premises demised under the Facility Lease and to Lessee's and Lessor's respective interests therein. Lessor and Lessee have further agreed that, pursuant to, and in accordance with, the terms and conditions of this Agreement, Lessor shall fund an amount not to exceed FIVE MILLION SEVEN HUNDRED SIXTY THOUSAND DOLLARS ($5,760,000.00)

of the cost of the Project (the "Project Funds").  Lessee has agreed to supervise and manage the construction of the Project and Lessor has agreed to advance the Project Funds to pay for the cost of the construction of the

Project; all pursuant to the terms and conditions of this Agreement.



    1.6     PLANS; THE ARCHITECT AND ARCHITECT'S CONTRACT.



    The Improvements are to be constructed and equipped in accordance with the plans and specifications to be delivered as provided herein

(collectively, the "Project Plans"), prepared by ______________________ (the

"Architect") pursuant to the contract dated _______________, 19__  by and between Lessee and the Architect (the "Architect's Contract"). Development

management services are being provided by South Bay Partners (the

"Development Managers") pursuant to a contract dated ____ by and between the

Development Manager and Lessee (the "Development Agreement").



    1.7     CONSTRUCTION CONTRACTS.



    ALL of the Improvements are to be constructed pursuant to a guaranteed maximum contract (the "Construction Contract") to be delivered as provided herein by and between Lessee and _____________ (the "General Contractor").


    1.8  SCHEDULE OF WORK AND COMPLETION DATE; SCHEDULE OF DRAWS.

    The work necessary to complete and fully equip the Project is to be (a)

undertaken and completed in accordance with the schedule of work and schedule of values ("Schedules") to be delivered as provided herein; and (b)

substantially completed by the first anniversary of the date hereof (the

"Completion Date") in accordance with the terms hereof.



    1.9     PROJECT BUDGET.



    Lessee has submitted, or shall submit (in accordance with the terms hereof prior to the making of the first advance which includes amounts to be expended on the construction or equipping of the Improvements), to Lessor a line item budget (the "Project Budget"), for the design and construction of the Project, including (a) a breakdown of construction costs (itemized as to trade category, subdivision of the work to be performed and the names of each contractor), (b) a breakdown of all soft costs in connection with the construction of the Project, including, without limitation, costs for such items as real estate taxes, legal and accounting fees, survey costs, permits and inspection
fees, insurance premiums, architect's and engineer's fees, marketing,

management, leasing and advertising expenses, and all amounts due in connection with the Advance of Project Funds pursuant to this Agreement, (c) a projected draw schedule and (d) a projected progress schedule for the construction of the

Project.



 1.10  USE OF PROJECT FUNDS.



    The Project Funds are to be used, to the extent sufficient therefore,

solely for the payment of Project costs set forth in the Project Budget.



 1.11  PROJECT FUNDS.



    Subject to all of the terms, conditions and provisions of this Agreement,

and of the agreements and instruments referred to herein, Lessor agrees to advance the Project Funds and Lessee agrees to supervise and manage the construction of the Project and to pay the Rent (as hereinafter defined) due under the Facility Lease (as the same may from time to time be adjusted pursuant to the terms and conditions set forth therein); it being understood that Lessee shall be liable for the payment of Rent regarding such sums as shall have been advanced from time to time under this Agreement to Lessee.



 1.12  GUARANTIES AND INDEMNITIES.



    As an inducement to Lessor to enter into this Agreement, advance the

Project Funds and enter into the Facility Lease, the Guarantor has agreed to furnish certain guaranties as hereinafter described.



    2. DEFINITIONS



    In this Agreement, except as otherwise expressly provided in the text of this Agreement or unless the context otherwise requires, all capitalized terms shall have the meaning ascribed to them in EXHIBIT E.



    3. LEASEHOLD IMPROVEMENT FEE.



    Lessee shall pay the Leasehold Improvement Fee to Lessor simultaneously with the execution of this Agreement; PROVIDED, HOWEVER, that, at Lessor's option, the Leasehold Improvement Fee shall be held in an escrow account established with a Person designated by Lessor pursuant to an escrow arrangement satisfactory to Lessor, with interest thereon benefiting Lessor.  If Lessor exercises its option to require that the Leasehold Improvement Fee be held in such an escrow account (a) the Leasehold Improvement Fee shall be disbursed from said escrow account only upon the joint instructions of Lessee and Lessor

(which instructions from Lessee shall be immediately given upon the request of Lessor) and in no event shall the Leasehold Improvement Fee be disbursed therefrom, in whole or in part, unless and until so requested by Lessor and

(b) Lessor shall bear the risk of loss of or misappropriation of the

Leasehold Improvement Fee by such escrow agent.



   4.  LEASE DOCUMENTS; COLLATERAL SECURITY



  4.1  LEASE DOCUMENTS.



    The Project Funds shall be advanced, evidenced, administered and governed by all of the terms, conditions and provisions of each of the following:



    A. an Agreement Regarding Related Transactions of even date herewith by and among Lessee, Lessor and ESC G.P. I Inc., as the same may be amended from time to time;



    B.  this Agreement;



    C.  the Facility Lease;



    D.  a Collateral Assignment of Permits, Approvals, Licenses, and Contracts

        of even date granted by Lessee to Lessor (the "Permits Assignment") and related UCC Financing Statements;



    E.  a Security Agreement of even date by and between Lessee and Lessor (the

        "Security Agreement")



    F.  a Completion Guaranty of even date executed by the Guarantor for the benefit of Lessor guarantying the completion of the Project and the satisfaction of the other Guarantied Obligations (the "Completion

        Guaranty");



    G.  a Guaranty of Lease Obligations of even date executed by the Guarantor for the benefit of Lessor guarantying the payment and performance of the Lease Obligations (the "Guaranty of Lease Obligations");



    H.  an Environmental Indemnity Agreement of even date by and among Lessee,

        the Guarantor and Lessor (the "Environmental Indemnity Agreement");



    I.  a Deposit Pledge Agreement of even date by and between Lessee and Lessor

        (the "Deposit Pledge Agreement");



    J.  a Group One Negative Pledge Agreement (Development) of even date by and among Lessee, Lessor and Guarantor (the "Negative Pledge Agreement");

    K.  an Assignment of Construction Contract granted by Lessee to Lessor and containing the consent of the General Contractor (the "Construction

        Assignment");



    L.  an Assignment of Architect's Contract of even date granted by Lessee to

        Lessor and containing the consent of the Architect (the "Architect's

        Assignment");



    M.  an Affiliated Party Subordination Agreement of even date by and among

        Lessee, the Guarantor, various Affiliates of Lessee and Lessor (the

        "Affiliated Party Subordination Agreement");



    N.  an Assignment of Development Agreement granted by Lessee to Lessor and containing the consent of the Development Manager (the "Development

        Assignment"); and



    O.  all other documents, instruments, or agreements now or hereafter evidencing or securing the obligations under this Agreement and the Facility Lease.



Items (A) through (L) above, as the same from time to time may be hereinafter amended, modified or supplemented, are referred to herein as the "Lease

Documents".



    4.2     LEASE OBLIGATIONS.



    Lessee agrees to pay and perform all indebtedness, covenants, liabilities,

obligations, agreements and undertakings (other than Lessor's obligations) under this Agreement and all of the other Lease Documents (collectively, the "Lease

Obligations").



    4.3     COLLATERAL SECURITY.



    The Lease Obligations shall be secured by the following:



     A.  a perfected first priority security interest in all Permits and

         Contracts pursuant to the Permits Assignment;



     B.  a security interest in Tangible Personal Property, and certain other

         Collateral and a security interest in Receivables, all pursuant to the

         Security Agreement;



     C.  the Completion Guaranty;



     D.  the Guaranty of Lease Obligations;



     E.  the Environmental Indemnity;

    F.   a perfected first priority interest in the Cash Collateral pursuant to the Deposit Pledge Agreement;



    G.   all other security interests in such other property for which provision is made in the Lease Documents or at law or in equity; and



    H.   certain other Related Party Agreements.



All of the property in which security interests are granted as described in items (A) through (H) above are referred to herein as the "Collateral".



    5.    REPRESENTATIONS AND WARRANTIES



    In order to induce Lessor to advance the Project Funds pursuant to the terms and conditions of this Agreement, Lessee represents and warrants to Lessor that:



    5.1    ARCHITECT'S CONTRACT AND CONSTRUCTION CONTRACT.



    The Architect's Contract, the Development Agreement and the Construction

Contract have been validly executed by, and are binding upon Lessee and the

Architect's Contract, the Development Agreement and the Construction Contract

are in full force and effect in accordance with the terms thereof as of the date hereof.  All of the parties to the Architect's Contract have faithfully performed all of their respective obligations thereunder to the extent accrued as of the date hereof, and none of the parties to the foregoing instruments have asserted any claim of default thereunder and Lessee has no reason to believe that such agreements have not been validly executed by and binding upon the other parties thereto;



    5.2    PROJECT PLANS.



    The two (2) copies of the Project Plans delivered to Lessor by Lessee

(a) are true and correct and satisfactory to Lessee and (b) have been filed with and approved by all appropriate Governmental Authorities.  All necessary

Permits relating to the Project Plans to be issued or granted by any applicable Governmental Authority having or claiming jurisdiction over the

Leased Property which can be obtained in the ordinary course as of the date hereof have been obtained and all such Permits are in full force and effect,

are not subject to any unexpired appeal periods or any appeals or challenges which have not been fully resolved in favor of Lessee, and do not contain any conditions or terms relating to the Leased Property which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Project (in accordance with the Project Plans and the terms and provisions of this Agreement).  Furthermore, the Project Plans are the plans and specifications
which have been approved in writing by Lessor, any construction heretofore performed on the Project has been performed in accordance with the Project Plans and all future construction on the Project shall be performed in accordance with the Project Plans, as the same may be amended or modified from time in accordance with Section 6.3.2 hereof, and the terms and conditions of this

Agreement.  There are no structural defects in the Project of which Lessee has been advised or of which Lessee has notice or knowledge except as otherwise described in writing to Lessor or actually known by Lessor.  Lessee has not received any notice claiming that, and Lessee has no knowledge that, the Project

Plans violate any Legal Requirement;



    5.3    PRIOR CONSTRUCTION WORK.



    No Person has performed any construction work or furnished any services in connection with any construction carried on or to be carried on at the Leased

Property who or which remains unpaid at the time of execution of this Agreement,

except as indicated in the requisition submitted simultaneously herewith or otherwise expressly approved by Lessor and, if applicable, the Other Permitted

Uses;



    5.4    SUITABILITY OF PROJECT PLANS.



    The Project Plans provide for the construction and renovation of all buildings and related improvements necessary, both legally and practically, for the construction of the Project in accordance with the terms of this Agreement and, after the completion of the construction thereof, for the operation of the

Project for its Primary Intended Use;



    5.5    COMPLIANCE WITH LEGAL REQUIREMENTS AND APPLICABLE AGREEMENTS.



    Upon the completion of construction of the Project, which shall be constructed in accordance with the Project Plans and the terms and provisions of this Agreement, the Project shall be in compliance with (a) all Legal

Requirements; (b) all Permits and Contracts and (c) all applicable by-laws,

codes, rules, regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar bodies.



    5.6     PERMITS AND CONTRACTS.



    All Permits and Contracts required by or entered into with any Governmental

Authority or quasi-governmental authority or agency for, or in connection with,

the construction of the Project which can be obtained in the ordinary course as of the date hereof have been obtained or executed, as the case may be.  All such

Permits and Contracts are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been conclusively resolved in favor of any member of the Leasing Group, and do not contain any conditions or terms which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Project (if constructed in accordance with the Project

Plans and the terms and provisions of this Agreement).  There is no action pending, or, to the best knowledge and belief of Lessee, recommended by the applicable Governmental Authority having jurisdiction thereof, either to revoke,

repeal, cancel, modify, withdraw or suspend any such Permit or Contract relating to the construction of the Project, or any other action of any other type which

would have a material adverse effect on the Project.   All other Permits and

Contracts required for the completion of the construction of the Project and the operation of the Facility are described on SCHEDULE 5.6 annexed hereto and

Lessee has no reason to believe such Permits and Contracts shall not be obtainable as and when needed.



    5.7     FIRST ADVANCE.



    As of the date of the first advance of Project Funds to Lessee pursuant to this Agreement, the amount of the money expended by Lessee on account of the construction of the Project in accordance with the Project Plans and the items listed on Project Budget will not be less than the amount of such first advance.



    5.8     VALID AND BINDING.



    Lessee is duly authorized to make and enter into all of the Lease Documents to which Lessee is a party and to carry out the transactions contemplated therein.  All of the Lease Documents to which Lessee is a party have been duly executed and delivered by Lessee, and each is a legal, valid and binding obligation of Lessee, enforceable in accordance with its terms.



    The General Partner is duly authorized to make and enter into all of the

Lease Documents on behalf of the Lessee to which the General Partner is on behalf of the Lessee a party and to carry out the transactions contemplated therein.  All of the Lease Documents to which the General Partner is a party on behalf of the Lessee have been duly executed and delivered by the General

Partner on behalf of the Lessee and each is a legal, valid and binding obligation of Lessee, enforceable in accordance with its terms.



    5.9     NO VIOLATION.



    The execution, delivery and performance of the Lease Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an
event which, with the giving of notice or the passage of time, or both, would result in default or acceleration of any obligation of any member of the Leasing

Group under any of the Permits or Contracts or any other contract, mortgage,

lien, lease, agreement, instrument, franchise, arbitration award, judgment,

decree, bank loan or credit agreement, trust indenture or other instrument to which any member of the Leasing Group is a party or by which any member of the

Leasing Group may be bound or affected and do not violate or contravene any

Legal Requirement.



    5.10     CONSENTS AND APPROVALS.



    Except as already obtained or filed or as reasonably expected to be obtained in the ordinary course of business prior to or upon the Completion of the Project, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit,

or is otherwise required as a condition of the execution, delivery and performance of its obligations under the Lease Documents, the Construction

Contract, the Development Agreement or the Architect's Agreement by any

member of the Leasing Group or as a condition to the validity (assuming the due authorization, execution and delivery by Lessor of the Lease Documents to which it is a party) and the priority of any Liens granted to Lessor under the Lease Documents, except the filing of the Financing Statements.



    5.11     PENDING ACTIONS, NOTICES AND REPORTS.



    (a) There is no action or investigation pending or, to the best knowledge and belief of Lessee, threatened, anticipated or contemplated (nor, to the knowledge of Lessee, is there any reasonable basis therefor) against or affecting the Leased Property or any member of the Leasing Group (or any

Affiliate thereof) before any Governmental Authority, which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of any of the Lease Documents or any action taken or to be taken in connection with the transactions contemplated thereunder or which in any single case or in the aggregate might result in any material adverse change in the business, prospects, condition, affairs or operations of any member of the Leasing Group or the Leased Property (including, without limitation, any action to revoke, withdraw or suspend any Permit necessary or desirable for the construction of the Project for its Primary Intended Use.



    (b)  No member of the Leasing Group has received any notice of any claim,

requirement or demand of any Governmental Authority, to take action so as to make the Project or the Leased Property conform to or comply with any applicable

Legal Requirement.

     6.     COVENANTS



    6.1     COLLECTION AND ENFORCEMENT COSTS.



    Upon demand, Lessee shall reimburse Lessor for all costs and expenses,

including, without limitation, attorneys' fees and expenses and court costs,

paid or reasonably incurred by Lessor in connection with the collection of any sum due hereunder, or in connection with the enforcement of any of

Lessor's rights or any member of the Leasing Group's obligations under this

Agreement or any of the other Lease Documents.  Any amount due and payable to

Lessor pursuant to the provisions of this Section shall be a demand obligation and, to the extent permitted by law, shall be added to the Lease

Obligations and shall be secured by the Liens created by the Lease Documents as fully and effectively and with the same priority as every other obligation of Lessee secured thereby and, if not paid within ten (10) days after demand,

shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment.  The obligation of Lessee to pay all costs, charges and sums due hereunder or under any of the other Lease

Documents shall continue in full force and effect and in no way shall be impaired, until the actual payment thereof to Lessor.  In the event of (a) a sale, conveyance, transfer or other disposition of the Leased Property, (b)

any further agreement given to secure the payment of the obligations set forth herein or (c) any agreement or stipulation extending the time or modifying the terms of payment set forth herein, Lessee shall nevertheless remain obligated to pay the indebtedness evidenced by this Agreement, as extended or modified by any such agreement or stipulation, unless Lessee is released and discharged from such obligation by a written agreement executed by Lessor.



    6.2    CONTINUING EFFECT OF REPRESENTATIONS AND WARRANTIES.



    All representations and warranties contained in this Leasehold Improvement

Agreement shall constitute continuing representations and warranties which shall remain true, correct and complete throughout the Term.



    6.3    CONSTRUCTION COVENANTS.



    6.3.1     COMMENCEMENT OF CONSTRUCTION.



         If construction of the Project has not already begun, Lessee shall commence construction of the Project within thirty (30) days from the later of the date hereof or of issuance of a building permit for the

     Project.  Lessee shall diligently and continuously cause the Project to be constructed and completed and made ready for occupancy and use in accordance with the Project Plans all in a manner satisfactory to Lessor on or before the Completion Date.

Notwithstanding anything to the contrary contained herein, Lessee shall be and shall remain unconditionally liable to Lessor for (a) the complete construction of the Project in accordance with the Project Plans on or before the Completion

Date and whether or not proceeds of the Project Funds remaining to be disbursed hereunder, if any, are sufficient to cover all costs of construction and (b) the complete performance of all other obligations, covenants, agreements and liabilities of Lessee hereunder.



    6.3.2     QUALITY OF MATERIALS AND WORKMANSHIP.



    The materials used in the Project shall be of the quality called for by the

Project Plans, and the workmanship shall be in conformity with the Construction

Contract and this Agreement, and both the quality of such materials and such workmanship shall be satisfactory to Lessor.  Lessee shall not make any changes in, and shall not permit the General Contractor or the Architect to make any changes in, the quality of such materials, the Project Plans or the Project

Budget, whether by change order or otherwise, without the prior written consent of Lessor, in each instance (which consent may be withheld in Lessor's reasonable discretion); PROVIDED, HOWEVER, that such consent shall not be required for any individual change which has been approved by the Architect,

which does not materially affect the structure or exterior of the Project, and the cost of which does not exceed TEN THOUSAND DOLLARS ($10,000) or which changes, in the aggregate, do not exceed ONE HUNDRED THOUSAND DOLLARS ($100,000)

in cost. Notwithstanding the foregoing, prior to making any change in Project

Plans, copies of all change orders shall be submitted by Lessee to Lessor and

Lessee shall also deliver to Lessor evidence satisfactory to Lessor, in its reasonable discretion, that all necessary Permits and/or Contracts required by any Governmental Authority in connection therewith have been obtained or entered into, as the case may be.



    6.3.3     PROJECT BUDGET.



    Upon the request of Lessor, Lessee shall furnish Lessor with revisions for the Project Budget to reflect (a) any changes approved by Lessor to the Project

Budget, (b) the total cost of the construction of the Project completed through any specific date and (c) the remaining cost to complete the construction of the

Project in accordance with the Project Plans and the terms and provisions of this Agreement.

     6.3.4    ARCHITECT CERTIFICATES.



    Lessee agrees to cause the Architect to furnish such statements as to progress and certificates of completion as Lessor may reasonably require from time to time during such period as this Agreement may be in effect, all without expense to Lessor; provided, however, that to the extent the delivery of such certificates will require a visit to the Project, Lessee shall have no obligation to deliver the same more frequently than with every other advance request hereunder.  Lessee agrees to cause the Architect to make the Project

Plans available to Lessor without expense to Lessor, and to agree that, in the event that Lessor shall take over the Project by reason of an occurrence of a

Lease Default, Lessor shall be entitled to use said Project Plans without any additional compensation to the Architect above what is required (and was not previously paid) under the Architect's Contract.



    6.3.5    INTENTIONALLY DELETED.



    6.3.6    LESSOR'S CONSULTANTS.



    Lessee agrees to pay the costs and expenses reasonably incurred by Lessor to retain the Consultants to perform various services to Lessor in connection with the construction of the Project and the advances of Project Funds contemplated hereunder, including, without limitation, the following:



    A.  to review and analyze the Project Plans and advise Lessor whether the same are satisfactory for the intended purposes thereof;



    B.  to make periodic inspections of the Leased Property for the purpose of assuring that construction performed in connection with the Project prior to the date of such inspection has been completed in accordance with the Project Plans and this Agreement;



    C.  to review Lessee's then current requisition to determine whether it is consistent with the obligations of Lessee under this Agreement, and to advise Lessor of the anticipated costs of, and the time for, the completion of the Project in accordance with the Project Plans, and the adequacy of reserves and contingencies related thereto;

    D.   to review and analyze any proposed changes to the Project Plans and advise Lessor regarding the same;



    E.   to review and analyze the Project Budget and advise Lessor as to the sufficiency thereof; and



    F.   to review and analyze the Architect's Contract and the Construction

         Contract entered into by Lessee in connection with the construction of the Project and advise Lessor regarding the same.



    Except as otherwise expressly provided herein, Lessee agrees promptly to make such changes or corrections in the construction of the Project as may be required by Lessor, based on the recommendation of any of the Consultants,

unless Lessee demonstrates to Lessor's satisfaction that such corrective work is inconsistent with the Project Plans.



6.3.7    TITLE TO MATERIALS AND SECURITY INTEREST GRANTED TO LESSOR.



    Except as otherwise expressly provided herein, Lessee shall not suffer the use in connection with any construction relating to the Project of any materials, fixtures or equipment intended to become part of the Project which are purchased upon lease or conditional bill of sale or to which Lessee does not have absolute and unencumbered title.  Lessee covenants to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or purchased in connection with any such construction and, in recognition of the fact that it is intended that the Project Funds be used to pay for the costs of the construction of the Project on behalf of the Lessor, Lessee agrees that title to all materials, fixtures and equipment that are incorporated into the Project shall automatically pass to Lessor upon such incorporation without the need for the execution or delivery of any further instrument of conveyance.



    Notwithstanding the foregoing, in order to more fully secure Lessor with reference to all advances of Project Funds made hereunder, Lessee hereby conveys to Lessor a security interest in all of Lessee's right, title and interest in materials on the Leased Property which are not at any relevant time incorporated into the Project and materials, wherever located, intended for incorporation into the Project.  Lessee agrees:



    A.   that Lessor shall have all the rights, with reference to such security, as a secured party is
         entitled to hold with reference to any security interest under the

         UCC;



    B.   that such security interest shall cover cash and non-cash proceeds of such materials;



    C.   that such materials will not be held for sale to others or disposed of by Lessee without the prior written consent of Lessor and, if at any time located on the Leased Property shall be suitably stored, secured and insured and furthermore, shall not be removed from the Leased

         Property; and



    D.   that such security interest shall be prior to the rights of any other

         Person other than the Permitted Prior Security Interests.



    The undertakings of Lessee in this Section shall also be applicable to any personal property that is owned by Lessee and that is used (or to be used) in connection with the Project, whether or not the purchase thereof was financed by advances of Project Funds made by Lessor.



    Lessee agrees to execute such instruments as Lessor may from time to time request to perfect the security interest of Lessor in any and all rights under this Agreement and the other Lease Documents, and any and all property of Lessee which, under applicable provisions of this Agreement and/or any of the other

Lease Documents, may or shall stand as security for advances of Project Funds under this Agreement and for the complete performance of the Lease Obligations.



    6.3.8     COMPLIANCE WITH LEGAL REQUIREMENTS AND APPLICABLE AGREEMENTS.



    Lessee, the Project Plans and the Leased Property and all uses thereof

(including, without limitation, the construction of the Project) shall comply with (a) all Legal Requirements, (b) all Permits and Contracts, (c) all

applicable by-laws, codes, rules, regulations and restrictions of the Board of

Fire Underwriters or other insurance underwriters or similar body and (i) the

Lease Documents, except to the extent any of the matters represented in clause

(a) or (c) are being duly contested in accordance with the terms of the Lease.



    6.3.9      LIENS.



    The Leased Property shall at all times be free from any attachment,

encumbrance, lis pendens, mechanic's or materialmen's lien or notice arising from the furnishing of materials or labor and, with the exception of the

Permitted

Encumbrances, all other Liens of any kind except to the extent the same is being duly contested in accordance with the terms of the Lease or the terms hereof.

Lessee shall not permit the recording of any notice of contract or mechanic's or materialmen's lien relating to construction of the Project or otherwise affecting the Leased Property except to the extent the same is being duly contested in accordance with the terms of the Lease or the terms hereof.

Notwithstanding the foregoing provisions of this Section 6.3.09, the existence of an attachment or lis pendens for a period not in excess of thirty (30) days shall not be deemed to be a default hereunder provided that (a) there shall be no cessation of construction of the Project, (b) a Lease Default has not occurred and (c) Lessee shall proceed promptly to cause such attachment or lis pendens to be removed, but Lessor shall not be obliged to make any further advance under this Agreement while such attachment or lis pendens remains outstanding, unless a bond, satisfactory to Lessor, has been posted as security for such attachment or lis pendens.



6.3.10    BOOKS AND RECORDS.



    Lessee shall cause to be kept and maintained, and shall permit Lessor and its representatives to inspect at all reasonable times, accurate books of accounts in which complete entries will be made in accordance with GAAP, if applicable, reflecting all financial transactions of Lessee relating to the

Project (showing, without limitation, all materials ordered and received and all disbursements, accounts payable and accounts receivable in connection with the construction of the Project and the operation of the Leased Property).  Such books and records must accurately reflect that all funds advanced hereunder for construction of the Project have been used solely for the payment of obligations and expenses properly incurred in accordance with the Project Budget.



    6.3.11     INSPECTION OF CONSTRUCTION.



    Lessor and its representatives including, without limitation, the

Consultants, shall, at all times as long as this Agreement remains in effect,

have the right to enter the Leased Property, upon reasonable notice to Lessee and at reasonable times (except in the event of an emergency) for the purpose of inspecting the Project and the progress of the work and materials thereon, and if any such inspection reveals that Lessee is not in compliance herewith (in its sole and absolute discretion), then Lessor shall not be obligated to make any further advances under this Agreement to Lessee.

 6.3.12    NOTICE OF DELAY.



    Lessee shall give to Lessor prompt written notice of any fire, explosion,

accident, flood, storm, earthquake or other casualty or strike, lock out, act of

God or interruption of the construction of the Project which is reasonably anticipated to interfere with the ability of Lessee to complete the Project by the Completion Date.



6.3.13    BONDS.



    Performance, payment and lien bonds, in form and substance and guaranteed by sureties satisfactory to Lessor (in its sole and absolute discretion), shall be furnished to Lessor in connection with the Construction Contract in amounts at least equivalent to the amount of such contract, naming Lessor as a dual obligee and shall be furnished to Lessor prior to the commencement of any work pursuant to such contract.



6.3.14    USE OF PROJECT FUNDS.



    Lessee shall utilize all advances by Lessor pursuant to the terms of this

Agreement only for those items for which requisitions are permitted under this

Agreement or for reimbursement of expenditures already made for items for which requisitions are so permitted.  Lessee agrees to hold all advances by Lessor hereunder as a trust fund for the purpose of payment of the costs and expenses permitted under this Agreement.



6.3.15    OCCUPANCY OF THE PROJECT.



    Lessee shall not permit any occupancy of the Project (other than such occupancy as is required in connection with the construction thereto) prior to

(a) the substantial completion of that portion of the Project being occupied and

(b) the issuance by the appropriate Governmental Authorities of a Certificate of

Occupancy, or its equivalent) permitting the occupancy of the Project for its

Primary Intended Use and, if applicable, the Other Permitted Uses.  The Project shall not be deemed to have been completed unless and until constructed in accordance with this Agreement and a Certificate of Occupancy (or its equivalent) permitting the occupancy of the Project for its Primary Intended Use has been issued by the applicable Governmental Authorities.

7.  CONSTRUCTION ADVANCES



    7.1     CONDITIONS PRECEDENT TO FIRST ADVANCE OF PROJECT FUNDS.



    Prior to the first advance of Project Funds contemplated by this Agreement,

and as a condition of Lessee's right to receive any of the proceeds of the

Project Funds, there shall have been furnished to Lessor:



         A.   An owner's title insurance policy in form and substance

              satisfactory to Lessor, in its sole and absolute discretion,

              issued by a title insurance company or companies satisfactory to

              Lessor (the "Title Company") with such endorsements, reinsurance and/or co-insurance as Lessor may require, insuring Lessor's fee title to the Leased Property free from all Liens and without exception for (i) filed or unfiled mechanics' liens, (ii)

              survey matters, (iii) rights of parties in possession, (iv)

              environmental liens and (v) any other matters of any kind or nature whatsoever other than the Permitted Encumbrances (the

              "Title Policy");



         B.   Such evidence as Lessor may require that the use contemplated for the Project, and all of the improvements and construction

              contemplated by the Project Plans, comply with all applicable

              Legal Requirements, to the extent in force and applicable;



         C.   Insurance policies and/or Certificates of Insurance required pursuant to the terms and provisions of the Facility Lease;



         D.   Such evidence as Lessor may require to determine that the total cost of completion of the Project in all respects, including all related direct and indirect costs as previously approved by

              Lessor, will not exceed the amount set forth in the Project

              Budget;



         E.   Such evidence as Lessor may require that Lessee's representations and warranties contained herein and in all of the other Lease

              Documents are true and correct in every material respect;



         F.   Such evidence as Lessor may require as to the satisfaction of such of the terms and conditions of this Agreement and of the other Lease Documents as may by their nature be satisfied prior to the making of such advance;



         G.   Such evidence as Lessor may require that all outstanding

              Impositions which are due and payable as of the date of the First

              Advance pertaining to the Leased

              Property have been paid in full in accordance with the terms of the Facility Lease;



         H.   A current instrument survey, satisfactory in form and content to

              Lessor, prepared in accordance with the requirements set forth in

              EXHIBIT G (the "Survey") and a certificate substantially in the form of EXHIBIT H (the "Surveyor's Certificate"), prepared and signed by a surveyor licensed to do business in the state where the Leased Property is located with his or her seal affixed thereto;



         I.   True and correct copies of the Construction Contract and the

              Architect's Contract in effect with respect to the Project, as well as all receipted bills paid by Lessee to the General

              Contractor and the Architect for goods and/or services rendered with respect to the Project prior to the date hereof;



         J.   A certificate from an engineer and/or architect, registered as such in the state where the Leased Property is located,

              substantially in the form attached hereto as EXHIBIT H,

              certifying as to the (i) compliance of the Leased Property with all, applicable Legal Requirements, (ii) the availability and adequacy of access/egress to and from the Leased Property and

              (iii) the availability and adequacy of sewer, drainage, water,

              electric and other utility services to the lot line of the Leased

              Property; together with such other assurances concerning the design of the Project as Lessor may require;



         K.   Lessor's receipt of opinions, in forms satisfactory to Lessor (in its sole and absolute discretion), from Lessee's counsel and the

              Guarantor's counsel, regarding (i) the due execution, authority and enforceability of the Lease Documents; (ii) the compliance of the Leased Property and the Project, in all material respects,

              with applicable zoning and other land use Legal Requirements

              (except in such instances in which a satisfactory title insurance zoning endorsement has been issued); (iii) the valid issuance of the Certificate of Need, if applicable, and all other Permits required for the construction of the Project, the continuing effectiveness of said Certificate of Need, if applicable, and other Permits and Lessee's and Project's compliance therewith and

              (iv) such other matters as Lessor may reasonably request

              (collectively, the "Opinions");



         L.   Payment of the Leasehold Improvement Fee (subject, however, to the provisions of Section 3 hereof);

         M.   True and correct copies of all Permits and Contracts relating to the construction and operation of the Project (including, without limitation, an unconditional building permit or a building permit which is subject only to such conditions as will be fully

              satisfied by the completion of the construction of the Project in accordance with the Project Plans and this Agreement);



         N.   Such evidence as Lessor may require that there has been no material adverse change in the financial condition and strength of Lessee and the Guarantor, and that the Leased Property shall have sustained no impairment, reduction, loss or damage which has not been fully restored and repaired, and that no Condemnation proceedings or other governmental action is or shall be pending against or with respect thereto;



         0.   Such evidence as Lessor may require that the General Contractor and the Architect maintain adequate insurance, as determined in

              Lessor's reasonable discretion;



         P.   True and correct copies of all payment, performance and

              Completion bonds required pursuant to 6.3.13 hereof;



         Q.   A fully executed Construction Assignment, in form and substance satisfactory to Lessor;



         R.   A fully executed and authorized Architect's Assignment, in form and substance satisfactory to Lessor; and



         S.   A fully executed and authorized Development Assignment, in form and substance satisfactory to Lessor;



    7.2     LESSOR'S RIGHT TO ADVANCE THE PROJECT FUNDS.



    Without at any time waiving any of Lessor's rights hereunder, Lessor shall have the right to make the first advance of a portion of the Project Funds hereunder without the satisfaction of each and every condition precedent to

Lessor's obligation to make such advance, and Lessee agrees to accept such advance as Lessor may elect to make.  The making of an advance hereunder shall not constitute an approval or acceptance by Lessor of any work on the Project theretofore completed.



    7.3  SUBMISSION OF REQUESTS FOR ADVANCES OF THE PROJECT FUNDS.



    Advances under this Agreement shall be made not more than once each month and at least ten (10) days before the date upon which an advance is requested,

Lessee shall give notice to

Lessor, specifying the total advance which will be desired, accompanied by:



    A.   Itemized requisitions for advances or, at Lessee's option, for reimbursements to Lessee for prepaid items, signed by Lessee, the

         Architect and the General Contractor on A.I.A. Forms G702, G702A or

         G703 or such other form(s) as Lessor may reasonably require (together with copies of invoices or receipted bills relating to items covered by such requisitions when so requested by Lessor).  All such requisitions shall include an indemnification of Lessor by the

         Architect, the General Contractor and Lessee, jointly and severally,

         to the extent such indemnification is available from the General

         Contractor and the Architect upon Lessee's best efforts to obtain such indemnification, against any and all claims of any subcontractors,

         laborers and suppliers;



    B.   A certificate executed by Lessee substantially in the form attached hereto as EXHIBIT I;



    C.   A certificate executed by the General Contractor substantially in the form attached hereto as EXHIBIT J;



    D.   With respect to every other Advance requested, a certificate executed by the Architect substantially in the form attached hereto as EXHIBIT

         K.



    E.   At Lessor's request, certificates executed by the Consultants in such form as Lessor may reasonably require;



    F.   To the event the Advance is not clearly subject to effective coverage,

         an endorsement of the Title Policy issued by the Title Company,

         satisfactory in form and substance to Lessor, redating the Title

         Policy to the date that the then current advance will be made,

         increasing the coverage afforded by the Title Policy so that the same shall constitute insurance in an amount at least equal to the sum of the amount of the insurance then existing under the Title Policy PLUS the amount of the then current advance of Project Funds to be disbursed to Lessee under this Agreement and subject to no additional exceptions other than the Permitted Encumbrances;



    G.   If and when reasonably requested by Lessor, satisfactory assurance that the construction of the Project has been performed in accordance with the requirements of the Construction Contract, the Project Plans,

         this Agreement and all of the other Lease

         Documents and has been inspected and found satisfactory by the parties hereto;



    H.   If and when reasonably requested by Lessor, an updated Surveyor's

         Certificate substantially in the form attached hereto as EXHIBIT G and/or updated Engineer's/Architect's Certificate substantially in the form attached hereto as EXHIBIT H;



    I.   If and when requested by Lessor, updated Opinions from Lessee's counsel and the Guarantor's counsel (in form and substance satisfactory to Lessor in its sole and absolute discretion);



    J.   If and when requested by Lessor, satisfactory evidence that the funds remaining unadvanced under this Agreement are sufficient for the payment of all related direct and indirect costs for the completion of the Project in accordance with the terms and provisions hereof.  If the evidence furnished shall not be satisfactory to Lessor, in its sole and absolute discretion, it shall be a condition to the making of any further advance hereunder that Lessee will provide Lessor with such financial guaranties (whether in the form of a bond, cash deposit, letter of credit or otherwise) as are acceptable to Lessor,

         in its sole and absolute discretion, to assure the completion of  the construction of the Project in accordance with the Project Plans and the terms and conditions of this Agreement.  In the event that Lessor requires a cash deposit from Lessee, Lessee shall deposit with Lessor such funds, to be held in an interest bearing account with the interest accruing thereon to the benefit of Lessee, which, together with such unadvanced funds of the Loan, shall be sufficient to pay all of the aforesaid costs.  All funds so deposited with Lessor along with the proceeds thereof, shall be disbursed prior to any further advance hereunder and upon completion of the Project any remaining funds so deposited or any unadvanced portion of the Project Funds, shall be remitted to Lessee;



    K.   A certification of work completed by the General Contractor, together with a statement of the payment due therefor;



    L.   Partial lien waivers from the General Contractor for all work theretofore performed, and from all other contractors and all subcontractors and suppliers for all work, the cost of which in each instance exceeds ONE THOUSAND DOLLARS ($1,000.00), which was the subject of a requisition in the immediately preceding month;

    M.   If and when reasonably requested, Lessee shall deliver to Lessor an updated Survey of the Leased Property, acceptable to Lessor (in its reasonable discretion);



    N.   Evidence satisfactory to Lessor (in its reasonable discretion) that all materials and other property furnished by any contractors,

         subcontractors, materialmen or other Persons, the cost of which will be paid with the proceeds of the advance to be made by Lessor, are free and clear of all Liens, except (a) encumbrances, if any,

         (securing indebtedness due to Persons whose names, addresses and amounts due to them are identified to Lessor) that shall be discharged upon the disbursement of the funds then being requested, (b) the Liens created by the Lease Documents and (c) the Permitted Encumbrances;



    0.   Such evidence as Lessor may require that there has been no material adverse change in the financial condition and strength of Lessee and the Guarantor, and that the Leased Property shall have sustained no impairment, reduction, loss or damage which has not been fully,

         restored and repaired and that no condemnation is or shall be pending against or with respect thereto; and



    P.   Prior to the first advance which includes amounts to be expended on the construction or equipping of the Improvements, Lessee shall, to the extent not previously delivered to Lessor, submit to Lessor true and correct copies of (i) the Project Budget, (ii) the Project Plans,

         (iii) the Schedules and (iv) the Construction Contract, each of which shall be in form and content satisfactory to Lessor (in its sole and absolute discretion);



    Lessee hereby designates George Lenes as Lessee's construction representative with authority to approve requisitions and to execute certificates to be delivered pursuant to Section 13.3B on behalf of Lessee.



    7.4    ADVANCES BY WIRE TRANSFER.



    All advances hereunder shall be made by wire transfer of funds into a bank account maintained by either Lessee or an authorized agent of Lessee.



7.5 CONDITIONS PRECEDENT TO ALL ADVANCES.



    A.   Advances hereunder shall be made solely for the payment of the costs and expenses incurred by Lessee directly in connection with the construction of the Project, consistent with the Project Budget, which are required
         to be paid out-of-pocket to all other Persons or to reimburse Lessee for out-of-pocket costs incurred by it pursuant to the Project Budget.

         No funds advanced by Lessor shall be utilized for any purpose other than as specified herein and none of the Project Funds shall be paid over to any officer, stockholder or employee of any member of the

         Leasing Group or to any of the Persons collectively constituting any member of the Leasing Group or those holding a beneficial interest in any member of the Leasing Group, or any employee thereof, except to the extent funds are used to pay compensation to an employee for and with respect to activity of such employee in construction of the

         Project.



    B.   The amount of each requisition shall represent (i) the cost of the work completed on the Project as of the date of such requisition,

         which has not been paid for under prior requisitions, (ii) the cost of all equipment, fixtures and furnishings included within the Project

         Budget approved by Lessor, which has not been paid for under prior requisitions, but not incorporated into any contract and which have been delivered to the Leased Property for incorporation into the

         Project; provided that, in Lessor's judgment, such materials are suitably stored, secured and insured and that Lessee can furnish

         Lessor with evidence satisfactory to Lessor of Lessee unencumbered title thereto and (iii) approved soft costs, which have not been paid for under prior requisitions.



    C.   All requisitions for the first fifty percent (50%) of the Project

         Funds shall be subject to a ten percent (10%) retainage for the completion of the Project, and no retainage shall be required with respect to all requisitions thereafter.  It is understood that such retainage is intended to provide a contingency fund to assure that the construction of the Project shall be fully completed in accordance with the Project Plans. and the terms and provisions of this

         Agreement.  All amounts so withheld shall be disbursed after (i)

         construction of the Project has been fully completed in accordance with the Project Plans and the terms and provisions of this Agreement,

         (ii) all of the items set forth in Section 7.6 hereof have been delivered to Lessor and (iii) the expiration of the period during which liens may be perfected with respect to any work performed or labor or materials supplied in connection with the construction of the

         Project or the receipt of such evidence as may be required to assure

         Lessor that no claim may thereafter arise with respect to any work performed or labor or materials supplied in connection with the construction of the Project.



    D.   At the time of each advance, no event which constitutes, or which,

         with notice or lapse of time, or both, would constitute, a Lease

         Default shall have occurred and be continuing.



    E.   Without at any time waiving any of Lessor's rights under this

         Agreement, Lessor shall always have the right to make an advance hereunder without satisfaction of each and every condition upon

         Lessor's obligation to make an advance under this Agreement, and

         Lessee agrees to accept any advance which Lessor may elect to make under this Agreement.  Notwithstanding the foregoing, Lessor shall have the right, notwithstanding a waiver relative to the first advance or any subsequent advance hereunder, to refuse to make any and all subsequent advances under this Agreement until each and every condition set forth in this Section has been satisfied.  The making of any advance hereunder shall not constitute an approval or acceptance by Lessor of any work on the Project theretofore completed.



    F.   If, while this Agreement is in effect, a claim is made that the

         Project does not comply with any Legal Requirement or an action is instituted before any Governmental Authority with jurisdiction over the Leased Property or Lessee in which a claim is made as to whether the Project does so comply, Lessor shall have the right to defer any advance of Project Funds which Lessor would otherwise be obligated to make until such time as any such claim is finally disposed of favorably to the position of Lessee, without any obligation on the part of Lessor to make a determination of, or judgment on, the merits of any such claim.  For the purposes of the foregoing sentence, the term "claim" shall mean an assertion by any Governmental Authority or

         Person as to which, in each case, Lessor has made a good faith determination that the assertion may properly be made by the party asserting the same, that the assertion, on its face, is not without foundation and that the interests of Lessor require that the assertion be treated as presenting a bona fide risk of liability or adverse effect on the Project.



         If any such proceeding is not favorably resolved within thirty

         (30)days after the commencement thereof, Lessor shall also have the right, at its option, to treat the commencement of such action as a

         Lease Default, for which Lessor shall have all rights herein specified for
         a Lease Default.  As aforesaid, Lessor shall have no obligation to make a determination with reference to the merits of any such claim.

         No waiver of the foregoing right shall be implied from any forbearance by Lessor in making such election or any continuation by Lessor in making advances under this Agreement.



         In all events, Lessee agrees to notify Lessor forthwith upon learning of the assertion of any such claim or the commencement of any such proceedings.



    G.   It is contemplated that all advances of the Project Funds made by

         Lessor to Lessee will be pursuant to this Agreement.



    H.   No inspections or any approvals of the Project during or after construction shall constitute a warranty or representation by Lessor or any of the Consultants as to the technical sufficiency, adequacy or safety of any structure or any of its component parts, including,

         without limitation, any fixtures, equipment or furnishings, or as to the subsoil conditions or any other physical condition or feature pertaining to the Leased Property.  All acts, including any failure to act, relating to the Leased Property by any agent, representative or designee of Lessor (including, without limitation, the Consultants)

         are performed solely for the benefit of Lessor to assure the payment and performance of the Obligations and are not for the benefit of

         Lessee or the benefit of any other Person.



    7.6    COMPLETION OF THE PROJECT.



    Upon the completion of the construction of the Project in accordance with the Project Plans and the terms and provisions of this Agreement, Lessee shall provide Lessor with (A) true, correct and complete copies of (i) a final unconditional Certificate of Occupancy (or its equivalent) issued by the appropriate governmental authorities, permitting the occupancy and use of the

Project for its Primary Intended use and (ii) all Permits issued by the appropriate Governmental Authorities which are necessary in order to operate the

Project as a fully-licensed assisted living facility, (B) a certification from the Architect or the Consultants stating that the Project was completed in accordance with the Project Plans, (C) an updated Survey of the Leased Property,

acceptable to Lessor (in its sole and absolute discretion), (D) updated Opinions and (E) such other items relating to the operation and/or construction of the

Project as may be reasonably requested by Lessor.

    8.     LESSOR'S RIGHT TO MAKE PAYMENTS AND TAKE OTHER ACTION



    Lessor may, after ten (10) Business Days, prior notice to Lessee of its intention so to do (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), under Lessee demonstrates the same has already been paid, pay any sums due or claimed to be due for labor or materials furnished in connection with the ownership, construction, development,

maintenance, management, repair, use or operation of the Leased Property, and any other sums which in the reasonable opinion of Lessor, or its attorneys, it is expedient to pay, and may take such other and further action which in the reasonable opinion of Lessor is reasonably necessary in order to secure (A) the completion of the Project in accordance with the Project Plans and the terms and conditions of this Agreement, (B) the protection and priority of the security interests granted to Lessor pursuant to the Lease Documents and (C) the performance of all obligations under the Lease Documents.  Lessor, in its sole and absolute discretion, may charge any such payments against any advance that may otherwise be due hereunder to Lessee or may otherwise collect such amounts from Lessee, and Lessee agrees to repay to Lessor all such amounts, which may exceed the line item amount therefor in the Project Budget.  Any amount which is not so charged against advances due hereunder and all costs and expenses reasonably incurred by Lessor in connection therewith (including, without limitation, attorneys' fees and expenses and court costs) shall be a demand obligation of Lessee and, to the extent permitted by applicable law, shall be added to the Lease Obligations and secured by the Liens created by the Lease

Documents, as fully and effectively and with the same priority as every other obligation of Lessee thereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted under applicable law, bear interest at the Overdue Rate until the date of payment.



    If Lessee fails to observe or cause to be observed any of the provisions of this Agreement and such failure continues beyond any applicable notice or cure period provided for under this Agreement, Lessor or a lawfully appointed receiver of the Leased Property, at their respective options, from time to time may perform, or cause to be performed, any and all repairs and such other work as they deem necessary to bring the Leased Property in to compliance with the provisions of this Agreement may enter upon the Leased Property for any of the foregoing purposes, and Lessee hereby waives any claim against Lessor or such receiver arising out of such entry or out of any other act carried out pursuant to this Section.  All amounts so expended or incurred by Lessor and by such receiver and all costs and expenses reasonably incurred in connection therewith

(including, without limitation, attorneys fees and expenses and court costs),

shall be a demand obligation of Lessee to Lessor or such receiver, and, to the extent permitted by law, shall be added to the Obligations and shall be secured by the Liens created by the Lease Documents as fully and effectively and with the same priority as every other obligation of

Lessee secured thereunder and, if not paid within ten (10) days after demand,

shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment.



    9.     INSURANCE; CASUALTY; TAKING



    9.1    GENERAL INSURANCE REQUIREMENTS.



    Lessee shall at its sole cost and expense keep the Leased Property and the business operations conducted thereon insured as required under the Facility

Lease.



    9.2    FIRE OR OTHER CASUALTY OR CONDEMNATION.



    In the event of any damage or destruction to the Leased Property by reason of fire or other hazard or casualty (a "Casualty") or a taking by power of eminent domain or conveyance in lieu thereof of all or any portion of the Leased

Property (a "Condemnation"), Lessee shall give immediate written notice thereof to Lessor and comply with the provisions of the Facility Lease governing

Casualties and Condemnations.



    10.    EVENTS OF DEFAULT



    Each of the following shall constitute an "Event of Default" hereunder and shall entitle Lessor to exercise its remedies hereunder and under any of the other Lease Documents:



    A.   any failure of Lessee to pay any amount due hereunder or under any of the other Lease Documents within ten (10) days following the date when such payment was due;



    B.   any failure in the observance or performance of any other covenant,

         term, condition or warranty provided in this Agreement or any of the other Lease Documents, other than the payment of any monetary obligation and other than as specified in subsections (C) through (F)

         below referred to herein as a "Failure to Perform"), continuing for thirty (30) days after the giving of notice by Lessor to Lessee specifying the nature of the Failure to Perform; except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters, (i) Lessee commences the cure thereof within thirty (30) days after the giving of such notice by Lessor to Lessee,

         (ii) Lessee continuously prosecutes such cure to completion, (iii)such cure is completed within one hundred twenty(120)days after the giving of such notice by Lessor to Lessee and (iv) such Failure to Perform does not impair



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



         Lessor's rights with respect to the Leased Property or otherwise impair the Collateral or Lessor's security interest therein,



    C.   the occurrence of any default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any,

         under any of the other Lease Documents;



    D.   if any representation, warranty or statement contained herein or in any of the other Lease Documents proves to be untrue in any material respect as of the date when made or at any time during the Term if such representation or warranty is a continuing representation or warranty pursuant to Section 6.2;



    E.   except as a result of any Casualty or a partial or complete

         Condemnation, if a suspension of any work in connection with the construction of the Project occurs for a period in excess of ten (10)

         Business Days, irrespective of the cause thereof, provided that Lessee shall not be deemed to be in default under this Subsection if such suspension is for circumstances not reasonably within its control, but only if Lessor, in its sole and absolute discretion, shall determine that such suspension shall not create any risk that the construction of the Project will not be completed (in accordance with the Project

         Plans and the terms and conditions of this Agreement) on or before the

         Completion Date; and



    F.   if construction of the Project shall not be completed in accordance with the Project Plans and this Agreement (including, without limitation, satisfaction of the conditions set forth in Section 7.6)

         on or before the Completion Date.



    11.     REMEDIES IN EVENT OF DEFAULT



    Upon the occurrence of an Event of Default, at the option of Lessor, which may be exercised at any time after an Event of Default shall have occurred,

Lessor shall have all rights and remedies available to it, at law or in equity,

including, without limitation, all of the rights and remedies under the Facility

Lease and the other Lease Documents.  Subject to the requirements of applicable law, all materials at that time on or near the Leased Property which are the property of Lessee and which are to be used in connection with the completion of the Project shall be subject to the Liens created by the Lease Documents.



    In addition to, and without limitation of, the foregoing, Lessor is authorized to charge all money expended for completion





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





of the Project against sums hereunder which have not already been advanced

(even if the aggregate amount of such sums expended and all amounts previously advanced hereunder exceed the amount of the Project Funds which

Lessor has agreed to advance hereunder); and Lessee agrees to pay to Lessor

Rent under the Facility Lease (calculated, in part, thereunder based upon all sums advanced hereunder, including, without limitation, all sums expended in good faith by Lessor in connection with the completion of the Project), and,

in addition thereto, Lessee agrees to pay to Lessor (as Rent under the

Facility Lease), for services in connection with said completion of the

Project, such additional sums as shall compensate Lessor for the time and effort Lessor and its employees shall have expended in connection therewith.

Lessor is authorized, but not obligated in any event, to do all such things in connection with the construction of the Project as Lessor, in its sole and absolute discretion, may deem advisable, including, without limitation, the right to make any payments with respect to any obligation of Lessee to Lessor or to any other Person in connection with the completion of construction of the Project and to make additions and changes in the Project Plans, to employ contractors, subcontractors and agents and to take any and all such action,

either in Lessor's own name or in the name of Lessee, and Lessee hereby grants Lessor an irrevocable power of attorney to act in its name in connection with the foregoing.  This power of attorney, being coupled with an interest, shall be irrevocable until all of the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which

Lessee may suffer and shall survive the same.  The power of attorney conferred on Lessor by the provisions of this Section 11 is provided solely to protect the interests of Lessor and shall not impose any duty an Lessor to exercise any such power and neither Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.  In the event that Lessor takes possession of the Leased Property and assumes control of the Project as aforesaid, it shall not be obligated to continue the construction of the Project and/or the operation of the Project for any period of time longer than Lessor shall see fit (in its sole and absolute discretion), and Lessor may thereafter, at any time, abandon its efforts and refuse to make further payments for the account of Lessee, whether or not the

Project has been completed.



    In addition, at Lessor's option and without demand, notice or protest, the occurrence of any Event of Default shall also constitute a default under any one or more of the Related Party Agreements.



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





    12.     GENERAL



    The provisions set forth in Article 23 and Sections 2.2, 16.8 through

16.10, 24.2 through 24.6, and 24.8 through 24.12 of the Lease are hereby incorporated by reference, MUTATIS, MUTANDIS, and shall be applicable to this

Agreement as if set forth in full herein.



    This Agreement, the other Lease Documents and the other Lease Documents set forth the entire agreement of the parties with respect to the subject matter and shall supersede in all respect the Letter of Intent.



13. LEASE PROVISIONS PARAMOUNT.



    In the event of a conflict between the provisions hereof and the provisions of the Lease, the provisions of the Lease are paramount.



                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]





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





    EXECUTED as a sealed instrument as of the day and year first above mentioned.





WITNESS:                               LESSOR:



                                       MEDITRUST ACQUISITION CORPORATION I,

                                       a Massachusetts corporation



// Lila Brazao                               /s/ Michael F. Bushee

- -----------------------------------    ------------------------------

Name Lila Brazao                       By: MICHAEL F. BUSHEE

                                       CHIEF OPERATING OFFICER





WITNESS:                                    LESSEE:



                                       ESC I, L.P., a Washington limited

                                       partnership



                                       By:  ESC G.P. I, Inc., a Washington,

                                       its sole said Partner





/s/ Jim Wright                              By:  /s/  Raymond R. Brandstrom

- ------------------------------------        --------------------------------

Name:   Jim Wright                          Name:  Raymond R. Brandstrom

                                            Title:  President



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